UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2012

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 East Foothill Blvd. Pasadena, CA 91107	(626) 765-2000
(Address of Principal Executive Offices)	(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
On November 2, 2012, Green Dot Corporation (the "Company") received that certain Satisfaction (the "Satisfaction Agreement") of the Sixth Amended and Restated Line of Credit Note by Columbus Bank and Trust Company, a division of Synovus Bank (“CB&T”). Pursuant to the Satisfaction Agreement, the Sixth Amended and Restated Loan and Line of Credit Agreement, dated March 24, 2010 between the Company and CB&T, as amended, was terminated.  The Satisfaction Agreement was delivered in connection with the previously-disclosed transition of the card issuing program under the Program Agreement, dated as of November 1, 2009, between the Company and CB&T to the Company's subsidiary bank.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ JOHN L. KEATLEY
John L. Keatley
Chief Financial Officer

Date: November 8, 2012